Income Taxes	12 Months Ended
Jul. 31, 2019
Income Taxes
Note - 13 Income Taxes

The Company has net operating losses carried forward of $5,237,753 available to offset taxable income in future years which commence expiring in fiscal 2028.

The Company is subject to United States federal and state income taxes at an approximate rate of 26.42% (2018 – 26.42%). The reconciliation of the provision for income taxes at the United States federal statutory rate compared to the Company’s income tax expense as reported is as follows:

	2019	2018

Income tax recovery at statutory rate	(387,218)	(34,099)
Change in enacted tax rates	-	6,993
Change in valuation allowance	387,218	27,106

Provision for income taxes	–	–

The significant components of deferred income tax assets and liabilities as at July 31, 2019 and 2018 are as follows:

	2019	2018

Net operating losses carried forward	$1,009,928	712,710
Valuation allowance	(1,009,928)	(712,710)

Net deferred income tax asset	–	–

The 2017 Act reduces the corporate tax rate from 34% to 21% for tax years beginning after December 31, 2017. For net operating losses arising after December 31, 2017, the 2017 Act limits a taxpayer’s ability to utilize net operating losses carryforwards to 80% of taxable income. In addition, net operating losses arising after 2017 can be carried forward indefinitely, but carryback is generally prohibited. Net operating losses generated in tax years beginning before January 1, 2018 will not be subject to the taxable income limitation. The 2017 Act would generally eliminate the carryback of all net operating losses arising in a tax year ending after 2017 and instead would permit all such net operating losses to be carried forward indefinitely.

As at July 31, 2019, the Company is in arrears on filing its statutory corporate income tax returns and the amounts presented above are based on estimates. The actual losses available could differ from these estimates.